SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2008

LASALLE HOTEL PROPERTIES

(Exact name of registrant specified in its charter)

Maryland	1-14045	36-4219376
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Bethesda Metro Center

Suite 1200

Bethesda, Maryland 20814

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (301) 941-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The Board of Trustees of LaSalle Hotel Properties (the “Company”) approved a form of indemnification agreement to be entered into with each of its trustees and executive officers and one of its non-executive officers. On November 5, 2008, the Company entered into such agreement (each, an “Indemnification Agreement”) with each of the following trustees and officers: Darryl Hartley-Leonard, Trustee; Kelly L. Kuhn, Trustee; William S. McCalmont, Trustee; Donald S. Perkins, Trustee; Stuart L. Scott, Trustee; Donald A. Washburn, Trustee; Jon E. Bortz, Chairman and Chief Executive Officer; Michael D. Barnello, President, Chief Operating Officer and Executive Vice President of Acquisitions and Trustee; Hans S. Weger, Chief Financial Officer, Executive Vice President, Treasurer and Secretary; and Julio E. Morales, Chief Accounting Officer.

The Indemnification Agreement permits indemnification to the fullest extent now or hereafter permitted by Maryland law, as amended from time to time. It is possible that the applicable law could change the degree to which indemnification is expressly permitted; provided, however, that no change in Maryland law will reduce the benefits available to a trustee or officer thereunder based on Maryland law as in effect on the date therein.

The Indemnification Agreement covers all judgments, penalties, fines, amounts paid in settlement and all expenses actually and reasonably incurred arising from the fact that the trustee or officer is or was a trustee or officer of the Company, or was serving at the request of the Company and is effective from the date of the Company’s initial public offering, April 29, 1998. The Indemnification Agreement obligates the Company to promptly advance, within ten business days of a trustee or officer’s request, all reasonable expenses incurred in connection with any indemnification claim. The trustee or officer is, in turn, obligated to reimburse the Company for all amounts so advanced if it is later determined that the trustee or officer is not entitled to indemnification. The indemnification provided under the Indemnification Agreement is not exclusive of any other indemnity rights.

The description of the Indemnification Agreement as set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.	Description

10.1	Form of Indemnification Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LASALLE HOTEL PROPERTIES

By:	/s/ Hans S. Weger
Hans S. Weger
Executive Vice President, Treasurer and
Chief Financial Officer

Dated: November 10, 2008

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Indemnification Agreement

4